==============================================================================

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                              (AMENDMENT NO. 1)

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 15, 2006

                              IVANHOE ENERGY INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                 YUKON, CANADA
------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                000-30586                            98-0372413
------------------------------------------------------------------------------
         (Commission File Number)                 (I.R.S. Employer
                                               Identification Number)


       SUITE 654 - 999 CANADA PLACE
           VANCOUVER, BC, CANADA                       V6C 3E1
------------------------------------------------------------------------------
   (Address of Principal Executive Office)           (Zip Code)

                                (604) 688-8323
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                NOT APPLICABLE
------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

     EXPLANATORY NOTE: This Amendment No. 1 to the Current Report on Form 8-K filed on May 22, 2006 (the "Initial Form 8-K") is filed by the Registrant to amend and restate in its entirety the description in Item 5.02 to correct the description of the terms of the Consulting Agreement (as defined below) discussed in the Initial Form 8-K.


                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL Officers.

ELECTION OF DIRECTORS:

On May 15, 2006, Robert Abboud, President of A. Robert Abboud and Company Inc. ("ARA & Co."), a private investment company, joined the Registrant's board of directors as Independent Co-Chairman and Lead Director. Mr. Abboud and Executive Co-Chairman David Martin (formerly Executive Chairman) will jointly hold the Office of Chairman, which will provide broad oversight to the Registrant's activities. As Lead Director, Mr. Abboud may participate in meetings of the all committees of the Registrant's board of directors but is not currently expected to be named to any committee of the Registrant's board of directors.

On October 1, 2005, ARA & Co. entered into a consulting agreement (the "Consulting Agreement") with the Registrant pursuant to which ARA & Co. provided consulting services to the Registrant. The Consulting Agreement was terminated prior to Mr. Abboud' s appointment to the Registrant's board of directors. Under the terms of the Consulting Agreement, ARA & Co. received a total of $52,500. In addition, on October 1, 2005 ARA & Co. received 400,000 options on the Registrant's common stock at market price, of which 100,000 options were vested and immediately exercisable with the balance to vest and become exercisable over three years. On May 1, 2006, the Registrant accelerated the vesting of 135,321 unvested options and cancelled the balance of the unvested options held by ARA & Co. The accelerated vesting options are exercisable for an amount $1.09 less than market price on the date of acceleration. All of the options expire, if unexercised, on November 1, 2006. Mr. Abboud has no direct or indirect material interest in any of the options issued by the Registrant to ARA & Co. Other than as specified herein, the Registrant is not aware of any relationships or related transactions between Mr. Abboud and the Registrant and its respective affiliates that are required to be disclosed pursuant to applicable SEC rules.

RESIGNATION OF PRESIDENT AND CEO:

Effective  May 15, 2006,  E. Leon Daniel has  resigned as President  and Chief
Executive  Officer  of the  Registrant  and  assumed  the  position  of Deputy
Chairman of the Board, Projects and Engineering. The Registrant expects shortly to announce the appointment of a new President.

The Registrant issued a press release announcing the appointments and restructuring of the board of directors on May 17, 2006. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

99.1 Press Release dated May 17, 2006 announcing certain Board of Directors appointments and a restructuring of the Board (filed with Initial Form 8-K)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           IVANHOE ENERGY INC.


Date: May 24, 2006                         By: /s/ Beverly A. Bartlett
                                               ------------------------------
                                               Beverly A. Bartlett
                                               Corporate Secretary

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                      EXHIBIT TITLE OR DESCRIPTION
-------- ---------------------------------------------------------------------

99.1 Press Release dated May 17, 2006 announcing certain Board of Directors appointments and a restructuring of the Board (filed with Initial Form 8-K)